Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modern Medical Modalities Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Minesh Patel Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          3) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

          4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Septmeber 9, 2003                       By: /s/ Minesh Patel
                                            -----------------------------------
                                            Name:  Minesh Patel
                                            Title: Chief Financial Officer
                                                   and Director